                                                                    EXHIBIT 10.2


                    EMPLOYMENT AND NONCOMPETITION AGREEMENT


     THIS AGREEMENT is made and entered into as of this 31st day of March 1997 by and between Total Ltd. ("Employer") and John Thorn ("Employee").

                                   RECITALS

     A. Pursuant to an Agreement of Merger and Plan of Reorganization dated as of March 31, 1997 by and among Employer, Sports Extra Acquisition Corporation ("SEI Acquisition"), Sports Extra, Inc. ("SEI") and the stockholders of SEI, including Employee (the "Merger Agreement"), Employer and SEI combined their operations through a merger of SEI into SEI Acquisition, a wholly owned subsidiary of Employer

     B. Prior to the Merger, Employee was an executive officer actively involved in the operation of SEI's business based in Westport, Connecticut (the "Business").

     C. In order to ensure a smooth transition of operational responsibility for the Business, Employer is desirous of retaining the services of Employee as an employee of Employer.

     D. Employee is desirous of continuing to be associated with the Business and has agreed to accept employment with Employer.

     E. Employer and Employee are desirous of documenting the terms and conditions of said employment relationship.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants of the parties set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, IT IS HEREBY AGREED AS FOLLOWS:

                                   AGREEMENT

     1.   Employment. Subject to and upon the terms and conditions herein
          ----------
provided, the Employer hereby agrees to employ the Employee and the Employee hereby agrees to be employed by the Employer for the term of this Agreement, which term shall begin as of the Agreement Date and shall continue until terminated as provided herein.

     2.   Employee Responsibilities. During the Term (as defined in Section 4),
          -------------------------
Employee shall serve as Executive Vice President of Employer. In the performance of his responsibilities, Employee shall be subject to all of Employer's policies, rules and regulations applicable to employees of its subsidiaries of comparable status. Employee shall perform duties consistent with

Employee's prior knowledge, experience and position with SEI and the duties and authority of employees of Employer and its subsidiaries of comparable status. In performing such duties, Employee shall be subject to and shall abide by all policies and procedures developed by Employer for comparable employees of Employer's subsidiaries. Specifically excluded in this Paragraph 2 will be the Employee's right to publish magazine articles, make personal appearances and publish book-length manuscripts, in which the Employer has no proprietary interest, subject to the Employer's right of first refusal. The Employee warrants that such activities will not interfere with the performance of his duties as a full-time employee of the Employer.

     During the Term, Employee shall devote his entire business time, energies, skills and attention to the affairs and activities of Employer and the discharge of his duties and responsibilities. Employer shall not be entitled to require of Employee materially more time, travel or imposition than was required of Employee by the Business prior to the Merger.

     3.   Compensation.
          ------------

          3.1  Base Salary.  In consideration for the services provided
               -----------
hereunder, Employer shall pay to Employee an annual base salary of $100,000 (the "Base Salary"). The Base Salary shall be payable in conformity with Employer's customary payroll practices.

          3.2  Bonus.  During the Term of this Agreement, Employee shall receive
               -----
a signing bonus ("Bonus") payable as follows: (a) $50,000 on the Effective Time (as defined in Section 4), (b) $25,000 on the six (6) month anniversary of the Effective Time, and (c) $25,000 on the one (1) year anniversary of the Effective Time, subject in each case to Employee's continued employment at the time such bonus becomes due (except as provided in Sections 5.2 or 5.4).

          3.3  Additional Compensation.  In addition to his Base Salary and
               -----------------------
Bonus, Employee shall be entitled to the following additional compensation.

          a. Employee, at Employer's expense shall be eligible to participate in Employer employee benefit plans as may be provided by Employer from time to time to executive employees of comparable status on the same basis of such executive employees, subject to, and to the extent that, Employee is eligible under such benefit plans in accordance with their respective terms.

          b. Employee shall be eligible to participate in any stock option, purchase or other equity compensation plans on the same basis as Employer executive employees of comparable status. Grants of stock options under Employer's existing stock option programs are discretionary.

          c. Employee shall be eligible to participate in any annual or long-term cash bonus plan that is offered to other Employer executive employees.

          d. Employee shall be entitled to reasonable periods of paid vacation, personal and sick leave during the Term in accordance with Employer's policies regarding vacation and leaves for executive employees of comparable status.

          e. Employer shall pay or reimburse Employee for all of his out of pocket expenses reasonably incurred in performing the services on behalf of Employer, including, but not limited to, overnight delivery charges, long distance telephone and facsimile charges and travel expenses (including airfare, hotels, car rental expenses and meals), all in accordance with Employer's expense reimbursement policy. Payment shall be due after Employer's receipt of Employee's invoice or expense report therefor and in accordance with Employer's expense reimbursement policies.

          f. During the Term, Employer shall provide the Employee with health insurance, in scope and coverage equivalent to that provided to other Employer executive employees of comparable status. Employee shall receive a monthly payment of $300 as reimbursement for medical coverage until Employee passes the pre-existing condition period required under Employer's current medical plan.

With respect to each of the items of benefit listed in this Section 3 and any vesting or other criteria for eligibility applicable thereto, Employee shall be credited with length of service beginning as of the initial date of his employment by Employer, except as otherwise required by law.

     4.   Term. The term of this Agreement shall commence and this Agreement
          ----
shall be effective upon the effective time of the Merger (as that term is defined in the Merger Agreement (the "Effective Time")) and shall terminate on the earlier to occur of (i) the three year anniversary of the Effective Time,
(ii) Employee's death (however, the Bonus referenced in Section 3.2 shall be payable to Employee's estate, heirs or assigns in full, even in the event of Employee's death prior to the payment date), (iii) a determination that Employee has become disabled, as defined in Section 5.4, (iv) termination "for cause" under the provisions of Section 5.1, (v) termination without cause as provided in section 5.2, or (vi) voluntary termination by Employee as provided in Section 5.3.

     5.   Termination.
          -----------

          5.1  For Cause By Employer. During the Term, Employer may terminate
               ---------------------
Employee's employment under this Agreement at any time for "Cause". For purposes of this Section 5.1 and Section 5.2, "Cause" means:

          (a) Employee's conviction of any crime (whether or not involving Employer) which constitutes a felony in the jurisdiction involved (other than unintentional motor vehicle felonies);

          (b) any act of theft, fraud or embezzlement, or any other willful misconduct or dishonest behavior by Employee in connection with his work with Employer;

          (c) Employee's continuing and willful failure or refusal to perform his reasonably assigned duties (consistent with past practice including past employment by Sports Extra, Inc.) under this Agreement in accordance with
Section 2 (other than due to his incapacity due to illness or injury), provided that such failure or refusal continues uncorrected for a period of thirty (30) days after Employee shall have received written notice stating the nature of such failure or refusal; or

          (d) Employee's violation of any of his material obligations contained in this Agreement or that certain Employee Nondisclosure and Developments Agreement dated as of the date hereof and attached as Exhibit A hereto.
                                                      ----------

          5.2  Without Cause by Employer. During or after the Term, Employer may
               -------------------------
terminate Employee's employment under this Agreement at any time and for any reason without Cause. If Employer terminates Employee's employment pursuant to the provisions of this Section 5.2 during or after the Term, Employee shall continue to receive the Base Salary being paid to him immediately prior to such termination, the Bonus as defined in Section 3.2 and the benefits provided for in Sections 3.3(a) (except pension, profit-sharing, disability and 401(k) plans), and 3.3(f), plus accrued but unpaid salary and vacation pay as of the date of termination (collectively, the "Termination Payment") for the remainder of the Term or for one month for every full year of employment under this Agreement, whichever is greater. Notwithstanding the foregoing, if Employee secures employment with another employer while continuing to receive benefits under this Section 5.2, then the Termination Payment shall be reduced by the amount of salary and other benefits payable to Employee pursuant to such new employment. In the event of any such termination, Employee shall be entitled to the applicable Termination Payment set forth above and no further severance or other compensation benefits.

          5.3  Without Cause by Employee. During the Term, Employee may
               -------------------------
voluntarily terminate his employment by giving Employer written notice no less than two (2) weeks in advance of the effective date of such termination. If Employee voluntarily terminates his employment pursuant to the provisions of this Section 5.3 or dies, Employee shall not be entitled to receive any compensation or benefits following the date of such termination or death other than the proceeds of, or payment of any benefits under, any pension plans or other similar plans in effect on the date thereof. In the event of any such termination, Employee shall be entitled to accrued and unpaid salary and vacation through the termination date and no further severance or other compensation benefits.

          5.4  Termination for Disability.  During the Term, Employee's
               --------------------------
employment may be terminated by either party in the event Employee suffers a physical or mental disability (as defined below) which in the reasonable opinion of Employer renders him substantially unable to perform his duties under this Agreement. Employee shall be deemed to be permanently disabled in the event that Employee has been unable for a period of ninety (90) consecutive days or one hundred eighty (180) nonconsecutive days during any 360-day period to perform the services contemplated hereby as a result of incapacity because of a physical or mental illness or injury. If Employee is terminated under this
Section 5.4, he shall be entitled to any Bonus remaining unpaid as well as such benefits as are generally available under Employer's disability insurance policies, if any.

     6.   Non-Disclosure. In connection with his or her employment by Employer
          --------------
pursuant to the terms of this Agreement, Employee shall execute, prior to the execution hereof by the Company, the Employee Nondisclosure and Developments Agreement attached hereto as Exhibit A, the terms and conditions of which are
                             ---------
incorporated herein by reference.

     7.   Possession. Employee agrees that upon termination of this Agreement,
          ----------
or upon request by Employer, Employee shall turn over to Employer all documents, files, office supplies and any other material or work product in his possession or control which were created pursuant to or derived from Employee's services to Employer.

     8.   Noncompetition.
          --------------

          8.1  Noncompetition Provisions.  Employee recognizes and agrees that
               -------------------------
Employer has many substantial, legitimate business interests that can be protected only by Employee agreeing not to compete with Employer or its subsidiaries under certain circumstances. These interests include, without limitation, Employer's contacts and relationships with its customers, Employer's reputation and goodwill in the industry, the financial and other support afforded by Employer, and Employer's rights in its confidential information. Employee therefore agrees that he will not during the Term and for one (1) year thereafter or such shorter period as Employer continues to pay Employee the Termination Payments under Section 5.2 (provided that Employer may elect to continue such Termination Payments longer than required under Section 5.2), directly or indirectly without the prior written consent of Employer, engage in any of the following activities within the countries of North America (the "Protected Zones"), relating to the Protected Businesses (as defined below):

          (a) engage in, manage, operate, control or supervise, or participate in the management, operation, control or supervision of, any business or entity which provides products or services competitive with those provided by Employer as of the date hereof (the "Protected Businesses") in the Protected Zones;

          (b) have any ownership or financial interest, directly or indirectly, in any entity in the Protected Zones engaged in the Protected Businesses, including, without limitation, as an individual, partner, shareholder (other than as a shareholder of a publicly-owned corporation in which Employee owns less than 1% of the outstanding shares of such corporation), officer, directly, employee, principal, agent or consultant;

          (c) solicit, acquire or conduct any Protected Business from or with any of Employer's customers (as defined below) in the Protected Zones;

          (d) solicit any of the employees or independent contractors of Employer or induce any such persons to terminate their employment or contractual relationships with any such entities; or

          (e) serve as an officer or director of, or hold an equity interest in, any entity engaged in any of the Protected Businesses in the Protected Zones.

For purposes of this Section 8, Employer's customers shall include those customers to whom Employer was providing products or services at the termination of Employee's employment, or had proposals outstanding for the provision of services, at the time of such termination.

          8.2  Separate Covenants.  The parties understand and agree that the
               ------------------
noncompetition agreement set forth in this Section 8 shall be construed as a series of separate covenants not to compete: one covenant for each country, state and province within the Protected Zone, one for each separate line of business of Employer, and one for each month of the noncompetition period. If any restriction set forth in this Section 8 is held by a court of competent jurisdiction to be unenforceable with respect to one or more geographic areas, lines of business and/or months of duration, then Employee agrees, and hereby submits, to the reduction and limitation of such restriction to the minimal effect necessary so that the provisions of this Section 8 shall be enforceable.

          8.3  Limitation.  Nothing contained in this Agreement or the Exhibit
               ----------
hereto shall prohibit Employee from utilizing his skill, acumen or experience after a termination of his employment with Employer in any business not in violation of this Section 8 at any location not in violation of this Section 8.

     9.   Saving Provision. Employer and Employee agree and stipulate that the
          ----------------
agreements set out in Sections 6 and 8 above are fair and reasonably necessary for the protection of the business, goodwill, confidential information, and other protectable interests of Employer in light of all of the facts and circumstances of the relationship between Employee and Employer. In the event a court of competent jurisdiction should decline to enforce those provisions, they shall be deemed to be modified to restrict Employee to the maximum extent which the court shall find enforceable; however, in no event shall the above provisions be deemed to be more restrictive to Employee than those contained herein.

     10.  Injunctive Relief. Employee acknowledges that the breach or threatened
          -----------------
breach of any of the nondisclosure or noncompetition covenants contained herein would give rise to irreparable injury to Employer which injury would be inadequately compensable in money damages. Accordingly, Employer may seek and obtain a restraining order and/or injunction prohibiting the breach or threatened breach of any provision, requirement or covenant of this Agreement, in addition to and not in limitation of any other legal remedies which may be available. Employee further acknowledges and agrees that the agreements set out above are necessary for the protection of Employer's legitimate goodwill and business interests and are reasonable in scope and content.

     11.  Enforcement. The provisions of this Agreement shall be enforceable
          -----------
notwithstanding the existence of any claim or cause of action against Employer by Employee or against Employee by Employer, whether predicated on this Agreement or otherwise.

     12.  Governing Law. This Agreement, the employment relationship
          -------------
contemplated herein and any claim arising from such relationship, whether or not arising under this Agreement, shall be governed by and construed in accordance with the internal laws of the State of North Carolina, without regard to conflict of law principles.

     13.  Waiver of Breach. The waiver of any breach of any provision of this
          ----------------
Agreement or failure to enforce any provision hereof shall not operate or be construed as a waiver of any subsequent breach by any party.

     14.  Modification. This Agreement may be modified, and the rights, remedies
          ------------
and obligations contained in any provision hereof may be waived, only in accordance with this Section. No waiver by either party or any breach by the other or any provision hereof shall be deemed to be a waiver of any later or other breach thereof or as a waiver of any other provision of this Agreement. This Agreement may not be waived, changed, discharged or terminated orally or by any course of dealing between the parties, but only by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought. No modification or waiver by Employer shall be effective without the consent of at least a majority of the members of the Board of Directors of Employer then in office at the time of such modification or waiver.

     15.  Entirety. This Agreement, including any exhibits hereto, as it may be
          --------
amended pursuant to the terms hereof, represents the complete and final agreement of the parties and shall control over any other statement, representation or agreement by Employer (e.g., as may appear in employment or
                                         ----
policy manuals). This Agreement supersedes any prior negotiations or discussions between the parties.

     16.  Survival. The provisions of this Agreement relating to post-
          --------
termination compensation (including without limitation Termination Payment and related rights) and confidentiality and noncompetition shall survive the termination of this Agreement.

     17.  Severability. Without in any way limiting the provisions of Section
          ------------
8.2, in case any one or more of the provisions contained in this Agreement or the other agreements executed in connection with the transactions contemplated hereby for any reason shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or such other agreements, but this Agreement or such other agreements, as the case may be, shall be construed and reformed to the maximum extent permitted by law.

     18.  Binding Effect. This Agreement shall inure to the benefit of Employee
          --------------
and his heirs, successors, personal representatives and assigns. Employee acknowledges that the services to be rendered by him thereunder are unique and personal in nature. Accordingly, Employee may not assign any of his or her rights or delegate any of his or her duties or obligations under this Agreement. Employer shall have the right to assign this Agreement to any successor of all of its business or assets, and any such successor shall be bound by all of the provisions hereof.

                 [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, the undersigned have executed this Employment Agreement effective as of the day and year first set forth above.

                               EMPLOYER:
                               --------

                               Total Ltd.

                               By:    /s/ Frank A. Daniels, III
                                   -----------------------------

                               Title: CEO
                                      -------------------------


                               EMPLOYEE:
                               --------

                               /s/ John Thorn
                               --------------------------------
                               John Thorn

                                   EXHIBIT A
                                   ---------

               EMPLOYEE NONDISCLOSURE AND DEVELOPMENTS AGREEMENT

     THIS EMPLOYEE NONDISCLOSURE AND DEVELOPMENTS AGREEMENT IS made and entered into this ____ day of March 19__, by and between Total Ltd., a North Carolina corporation (the "Company") and ___________________________________ (the
"Employee").

     WHEREAS, the Company desires to employ, or to continue the employment of, the Employee subject to the terms and conditions set forth herein; and

     Employee desires to be employed or to continue employment with the Company and is willing to agree to the terms and conditions set forth herein; and

     Employee understands that, in its business, the Company has developed and uses commercially valuable technical and nontechnical information and that, to guard the legitimate interests of the Company, it is necessary for the Company to keep such information confidential and to protect such information as trade secrets or by patent or copyright; and

     Employee recognizes that the computer programs, system documentation, manuals and other materials developed by the Company are the proprietary information of the Company, that the Company regards this information as valuable trade secrets and that its use and disclosure must be carefully controlled; and

     Employee further recognizes that, although some of the Company's customers and suppliers are well known, other customers, suppliers and prospective customers and suppliers are not so known, and the Company views the names and identities of these customers, suppliers and prospective customers and suppliers, as well as the content of any sales proposals, as being the Company's trade secrets; and

     Employee further recognizes that any ideas, software or company processes that presently are not being sold, and that therefore are not public knowledge, are considered trade secrets of the Company; and

     Employee understands that special hardware and/or software developed by the Company is subject to the Company's proprietary rights and that the Company may treat those developments, whether hardware or software, as either trade secrets, copyrighted material or patentable material, as applicable; and

     Employee understands that all such information is vital to the success of the Company's business and that Employee, through Employee's employment, may become acquainted with such information and may contribute to that information through inventions, discoveries, improvements, software development, or in some other manner;

     NOW, THEREFORE, in consideration of the premises and Employee's commencement or continuation of employment, the parties agree as follows.

     1. Employee will not at any time, whether during or after the termination of his/her employment, reveal to any person or entity any of the trade secrets or confidential information concerning the organization, business or finances of the Company or of any third party that the Company is under an obligation to keep confidential (including but not limited to trade secrets or confidential information respecting inventions, research, products, designs, methods, know-how, formulae, techniques, systems, processes, software programs, works of authorship, customer lists, projects, plans and proposals), except as may be required in the ordinary course of performing his/her duties as an employee of the Company, and Employee shall keep secret all matters entrusted to him/her and shall not use or attempt to use any such information in any manner that may injure or cause loss to the Company.

     2. If at any time or times during Employee's employment, Employee shall (either alone or with others) make, conceive, discover or reduce to practice any invention, modification, discovery, design, development, improvement, process, software program, work of authorship, documentation, formula, data, technique, know-how, secret or intellectual property right whatsoever or any interest therein (whether or not patentable or registrable under copyright or similar statutes or subject to analogous protection) (herein called "Developments") that relates to the business of the Company or any of the products or services being developed, manufactured or sold by the Company or that may be used in relation therewith, such Developments and the benefits thereof shall immediately become the sole and absolute property of the Company and its assigns, and Employee shall promptly disclose to the Company each such Development and hereby assigns any rights Employee may have or acquire in the Developments and benefits and/or rights resulting therefrom to the Company and its assigns without further compensation and shall communicate, without cost or delay, and without publishing the same, all available information relating thereto to the Company. Upon the request of the Company, the Employee will execute and deliver all documents and do other acts which are or may be necessary to document such transfer or to enable the Company to file and prosecute applications for and to acquire, maintain, extend and enforce any and all patents, trademark registrations or copyrights under United States or foreign law with respect to any such developments. Specifically excluded in this Paragraph 2 will be the Employee's right to publish magazine articles, make personal appearances and publish book-length manuscripts, in which the Employer has no proprietary interest, subject to the Employer's right of first refusal. The Employee warrants that such activities will not interfere with the performance of his duties as a full-time employee of the Employer.

     Notwithstanding the foregoing, this Agreement shall not be construed to apply to, and shall not create any assignment of, any Developments of the Employee that are covered by Section 66-57.1 of the North Carolina General Statutes, a copy of which is attached hereto as Exhibit A.
                                                ---------

     3.   No Solicitation.  During the Employee's employment, and for a period
          ---------------
of one (1) year thereafter, the Employee will not solicit business from any person or entity to whom the Company or any of its affiliates has sold its products or services; nor shall the Employee contact, communicate with, solicit or attempt to recruit or hire, any employee of the Company or any of its affiliates with the intent or effect of inducing or encouraging said employee to leave the employ of the Company or any of its affiliates or to breach other obligations to the Company.

     4. Employee understands that this Agreement does not create an obligation on the Company or any other person or entity to continue Employee's employment.

     5. Employee represents that the Developments, if any, identified on Exhibit B attached hereto comprise all the unpatented and uncopyrighted
---------
Developments that Employee has made or conceived prior to or otherwise not in connection with Employee's employment by the Company, which Developments are excluded from this Agreement. Employee understands that it is necessary only to list the title and purpose of such Developments but not details thereof.

     Employee further represents that Employee's performance of all the terms of this Agreement and as an employee of the company does not and will not breach any agreement to keep in confidence proprietary information acquired by Employee in confidence or in trust prior to Employee's employment by the company. Employee has not entered into, and Employee agrees he/she will not enter into, any agreement either written or oral in conflict herewith.

     6. Any waiver by the Company of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach of such provision or any other provision hereof.

     7. Employee hereby agrees that each provision herein shall be treated as a separate and independent clause, and the unenforceability of any one clause shall in no way impair the enforceability of any of the other clauses herein. Moreover, if one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to scope, activity or subject so as to be unenforceable at law, such provision or provisions shall be construed by the appropriate judicial body by limiting and reducing it or them, so as to be enforceable to the maximum extent compatible with the applicable law as it shall then exist.

     8. Employee's obligations under this Agreement shall survive the termination of Employee's employment regardless of the manner of such termination and shall be binding upon Employee's heirs, executors, administrators and legal representatives.

     9. The term "Company" shall include Total Ltd. and any of its subsidiaries, subdivisions or affiliates. The Company shall have the right to assign this Agreement to its successors and assigns, and all covenants and agreements hereunder shall inure to the benefit of and be enforceable by said successors or assigns. This Agreement may be amended only in a writing signed by each of the parties hereto.

     10. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina. This Agreement may be executed in counterparts.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as a sealed instrument as of the date first above written.

                         EMPLOYEE:


                         ______________________________________
                         (Printed or Typed Name)

                         ________________________________(SEAL)
                         (Signature)


                         COMPANY:

                         TOTAL LTD.

                         By: __________________________________

                         Title: _______________________________

                                   EXHIBIT A

            SECTION 66-57.1 OF THE NORTH CAROLINA GENERAL STATUTES
            ------------------------------------------------------

       Any provision in an employment agreement which provides that the [employee] shall assign or offer to assign any of his rights in an invention to his employer shall not apply to an invention that the employee developed entirely on his own time without using the employer's equipment, supplies, facility or trade secret information except for those inventions that:

       (i) relate to the employer's business or actual or demonstrably anticipated research or development, or

       (ii) result from any work performed by the employee for the employer.

       To the extent a provision in an employment agreement purports to apply to the type of invention described, it is against the public policy of this State and [is] unenforceable. The employee shall bear the burden of proof in establishing that his invention qualifies under this section.